UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                  ____________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2006

                                  ____________

                        BrainStorm Cell Therapeutics Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  ____________

         Washington                    333-61610                  912061053
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                           1350 Avenue of the Americas
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                  ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On March 26, 2006, BrainStorm Cell Therapeutics Inc. (the "Company") completed lock-up agreements (the "Lock-Up Agreements") with each of Zegal & Ross Capital LLC, Irit Arbel, Based Holdings LTD, Ofilam LLC, and Yoram
Drucker, with respect to 7,810,000 shares of the Company's common stock held by them. These Lock-Up Agreements amend and restate the previous lock-up agreements executed by these shareholders in March 2005. Under the Lock-Up Agreements, these shareholders may not sell or otherwise transfer their shares to anyone other than permitted transferees without the prior written consent of the Company's Board of Directors, as follows: (i) eighty-five percent (85%) of the shares will be restricted from transfer until December 31, 2006 and (ii) fifteen percent (15%) of the shares will be free from the transfer restrictions. All of the restrictions under the Lock-Up Agreements will automatically terminate upon the effectiveness of any registration statement filed by the Company for the benefit of Ramot at Tel Aviv University Ltd.

      The foregoing description is subject to, and qualified in its entirety by, the Form of Lock-Up Agreement filed as an exhibit hereto and incorporated herein by reference. A press release relating to the Lock-Up Agreements is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Lock-Up Agreement, dated March 26, 2006, as executed by Zegal & Ross Capital LLC (2,600,000 shares), Irit Arbel (2,300,000 shares), Based Holdings LTD (1,610,000 shares), Ofilam LLC (900,000 shares) and Yoram Drucker (400,000 shares).

99.1  Press release dated March 29, 2006.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BRAINSTORM CELL THERAPEUTICS INC.


                                        By: /s/ Yoram Drucker
                                            -----------------------------
Date: March 29, 2006                        Yoram Drucker
                                            Chief Operating Officer
                                            (Principal executive officer)

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

10.1 Form of Lock-Up Agreement, dated March 26, 2006, as executed by Zegal & Ross Capital LLC (2,600,000 shares), Irit Arbel (2,300,000 shares), Based Holdings LTD (1,610,000 shares), Ofilam LLC (900,000 shares)and Yoram Drucker (400,000 shares).

99.1              Press release dated March 29, 2006.